                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2004

                              --------------------

                             CONTINUUM GROUP A INC.
               (Exact name of registrant as specified in Charter)
                              --------------------

           Nevada                    000-50500                 20- 0443537
           ------                    ---------                 -----------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

    c/o Olshan Grundman Frome et al, 65 East 55th Street, New York, NY 10022
    ------------------------------------------------------------------------
           (Address of principal executive office, including zip code)

                                 (212) 451-2300
                                 --------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE.

          On May 19, 2004,  the  Registrant  inadvertently  filed its  Quarterly
Report on Form  10-QSB  for the three  months  ended  March 31,  2004 (the "Form
10-QSB") prior to Marcum & Kliegman LLP, the Registrant's  independent auditors, having completed its review of the Registrant's  quarterly financial  statements that were  included in such  report.  In light of this fact,  the Form 10-QSB is hereby  irrevocably  withdrawn  for any and all  purposes,  and an  amended  and restated  Form 10-QSB  will be filed by the  Registrant  as soon as  practicable following Marcum & Kliegman LLP's appropriate review.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  May 26, 2004

                                          CONTINUUM GROUP A INC.

                                          By: /s/ Robert L. Frome
                                             -----------------------------------
                                             Name:  Robert L. Frome
                                             Title: President